UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.                _)

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☐	Definitive Proxy Statement

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AMERICAN WELL CORPORATION

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
AMERICAN WELL CORPORATION 2022 Annual Meeting Vote by June 12, 2022 11:59 PM ET

AMERICAN WELL CORPORATION C/O BROADRIDGE P.O.BOX 1342 BRENTWOOD, NY 11717

D81920-P72203

You invested in AMERICAN WELL CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 13, 2022.

Get informed before you vote

View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect three Class II directors to serve until the 2025 annual meeting of stockholders

01) Deval Patrick		For
02) Stephen Schlegel
03) Dr. Delos (Toby) Cosgrove

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022	For

3.	Recommend, by a non-binding advisory vote, the frequency of future advisory votes on named executive officer compensation	Year

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D81921-P72203